Exhibit 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the annual report of iVideoNow, Inc. (the "Company") on Form 10-KSB for the period ending December 31,2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin R. Keating, President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







/s/  Kevin  R.  Keating
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Kevin  R.  Keating
President and Chief Financial Officer
iVideoNow,  Inc.

November 10,  2003